UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

FG FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Central Avenue, Suite 800, St. Petersburg, FL 33701

(Address of principal executive offices, including Zip Code)

847-773-1665

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGF	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 23, 2022, FG Financial Group, Inc. (the “Company”) held its 2022 Annual Meeting of shareholders (the “Annual Meeting”). The following matters were considered:

1. Election of Directors

Shareholders elected all of the Company’s nominees for director for one-year terms expiring on the next annual meeting of shareholders. The voting results were as follows:

	FOR	WITHHELD	BROKER NON- VOTE
(1) Mr. D. Kyle Cerminara	5,976,665	74,402	1,556,808
(2) Mr. Richard E. Govignon, Jr.	5,987,577	63,490	1,556,808
(3) Ms. Rita Hayes	5,932,896	118,171	1,556,808
(4) Mr. E. Gray Payne	5,927,775	123,292	1,556,808
(5) Mr. Larry G. Swets, Jr.	5,988,177	62,890	1,556,808
(6) Mr. Scott D. Wollney	5,934,283	116,784	1,556,808

2. Approval of Amendment to the Company’s Certificate of Incorporation to Authorize a New Class of Preferred Stock

Shareholders approved an amendment to the Company’s Certificate of Incorporation to authorize 99,000,000 shares of a new class of Preferred Stock. The voting results were as follows

For	Against	Abstentions	BROKER NON VOTE
5,666,757	362,330	21,980	1,556,808

3. Approval and Ratification of Auditor

Shareholders approved and ratified the appointment of BDO USA LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

For	Against	Abstentions
7,322,179	77,892	207,804

4. Non-Binding Advisory Resolution on Executive Compensation

Shareholders approved on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosure. The voting results were as follows

For	Against	Abstentions	BROKER NON VOTE
5,852,656	175,071	23,340	1,556,808

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG FINANCIAL GROUP, INC.

Date: August 24, 2022	By:	/s/ Hassan R. Baqar
	Name:	Hassan R. Baqar
	Title:	Executive Vice President and Chief Financial Officer